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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2003


                               Crown Crafts, Inc.
                               ------------------
             (Exact name of registrant as specified in its charger)


            Georgia                     1-7604                 58-0678148
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)       IRS Employer
      of incorporation)                                  Identification Number)


916 South Burnside Avenue, Gonzales, LA                          70737
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (225) 647-9100


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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits
                  99.1     Press Release dated June 19, 2003

Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition).

         The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         On June 19, 2003, Crown Crafts, Inc. issued a press release attached hereto as Exhibit 99.1 announcing fourth quarter and year-end earnings for the period ended March 30, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CROWN CRAFTS, INC.

Date: June 19, 2003                     /s/  Amy Vidrine Samson
      -------------------               ---------------------------------------
                                        Amy Vidrine Samson
                                        Vice President, Chief Financial Officer
                                        Chief Accounting Officer


                                       1
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                                  Exhibit Index

Exhibit No.       Exhibit Description
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
99.1              Press Release dated June 19, 2003